FINANCIAL INVESTORS TRUST

STONEBRIDGE SMALL-CAP GROWTH FUND (THE “FUND”)

SUPPLEMENT DATED SEPTEMBER 28, 2015 TO THE FUND’S PROSPECTUS DATED AUGUST 31, 2015

Effective October 1, 2015, the section titled “Fees And Expenses Of The Fund” on page 2 of the Fund’s Prospectus is deleted and replaced in its entirety with the following:

Fees And Expenses Of The Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Redemption Fee (as a percentage of amount redeemed within 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	1.37%
Total Annual Fund Operating Expenses	2.12%
Fee Waiver and Expense Reimbursement(1)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.96%

(1)

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), Stonebridge Capital Management, Inc. (the “Adviser”) has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses, to an annual rate of 1.96% of the Fund’s average daily net assets.  The Fee Waiver Agreement is in effect through August 31, 2016.  The Adviser will be permitted to recover expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement.  The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred.  The Adviser may not discontinue the Fee Waiver Agreement without the approval by the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Stonebridge Small-Cap Growth Fund	$199	$648	$1,124	$2,436

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Please retain this supplement for future reference.